El Paso Corporation Term Loan B Investor Meeting October 28, 2004

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; the ability to implement and achieve our objectives in the long-range plan, including achieving our debt reduction targets, targeted production volumes and recontracting pipeline transportation agreements; the potential impact of the recent restatement of our prior period financial results on our access to capital (including borrowings under credit arrangements); further changes in reserve estimates based upon internal and third party reserve analyses or future operating results; uncertainties associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and the natural gas hedge transactions; outcome of litigation including shareholder derivative and class actions related to reserve revisions and restatements; consequences arising from the delay in filing of our periodic reports including the exercise of remedies by the company's lenders under certain bond and financing arrangements and if such remedies were to be exercised, the company's potential inability to identify and obtain alternate sources of financing and the existence of cross- acceleration provisions in various financing agreements; the successful implementation of the settlement related to the western energy crisis; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power; changes in interest rates inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political the ability to certify the effectiveness of our internal controls in accordance with the Sarbanes-Oxley Act and currency risks associated with international operations of the company and its affiliates; difficulty in integration of the operations of previously acquired companies; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward- looking statements made by the company, whether as a result of new information, future events, or otherwise. The financial information provided herein with respect to the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004 have not been published or audited by its independent auditor. This financial information remains subject to final review by the company and its independent auditor and, therefore, is subject to change.

Agenda Overview Business Plan Business Segment Update Revolver Refinancing Terms and Conditions Summary

Overview

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner

Values Stewardship Integrity Safety Accountability Excellence

El Paso Today Turn-around well underway Credit profile improving Building the right team Creating a new culture

Turn-around Well Underway Our cost structure Corporate restructuring complete Moving toward goal of $150 MM of cost reduction Our operations Pipelines: Exceeding plan in 2004, re-contracting success, rate case settlements Production: New plan in June 2004, lowering costs, shifting drilling budget Power: Asset sales nearly complete, recovering international capital Marketing: Liquidation on track and unit reorganized Our debt reduction Liquidity strong throughout 2004 Asset sales ahead of schedule We will beat 2004 debt targets

Credit Profile Improving Net debt continues to trend down Net debt dropped to approximately $17.1* billion at September 30, 2004 Asset sales essentially complete Production business is stabilizing Working capital needs lower Balance sheet simplification essentially complete Plan in place to address 2006 maturities *Includes approximately $500 MM held in escrow related to Revolver collateral sale proceeds

Building the Right Team Director, Corporate Finance Wendy Carlson Vice President, Treasurer John Hopper

Creating a New Culture Clearly defined purpose Core values Performance management Pay for performance Communication

Corporate Objectives Retain position as premier natural gas company Safe efficient reliable service Cornerstone of Company Create value at E&P High correlation to equity returns Improve earnings Return to investment grade metrics Reduce cost of capital to match business risk

Where Do We Go From Here? This plan is almost entirely "self-help" Results in 2006 stable but not our target We are already focused on growth Organic growth capital Recent small E&P transactions Screening larger transactions in core businesses Key steps Stabilize debt level and business profile Increase growth/decrease risk through acquisitions Fund acquisitions through equity issuance/incremental sales proceeds

Business Plan

Our Financial Objectives Become timely with our financial reporting 10-Ks done; first and second quarter 10-Qs by November 30; third quarter 10-Qs by December 15 Implement new risk management strategy Mitigate commodity price exposure while retaining liquidity Refinance revolving credit facility Begin aggressively addressing 2006 debt maturities Continue to simplify capital and legal structure

Overview Long-Range Plan outlined a path toward: Developing a fit-for-purpose organization Reducing net debt with a target of approximately $15 billion by December 31, 2005 Completing asset sales of $3.3 billion-$3.9 billion Cutting annual expenses by $150 MM Continuing to invest in core businesses Current plan continues the progress started with the Long-Range Plan

Changes in Cash Position $ Millions Cash flow from operating activities before Western Energy Settlement Western Energy Settlement payments Cash flow from operating activities Net proceeds from asset sales and other Capital expenditures Net change in debt and other Dividends paid Net change $ 2,339 (10) $ 2,329 $ 1,493 (2,681) (1,101) (203) $ (163) Full Year 2003 $ 912 (604) $ 308 $ 1,879 (862) (1,293) (49) $ (17) 6 Months 2004* *Preliminary and unaudited

1Presented on cash basis vs. accrual basis 2Preliminary and unaudited Capital Expenditures1 $ Millions Pipeline Group Production Other Non-regulated Petroleum Markets Corporate Total Asset sales $ 839 1,568 93 171 10 $ 2,681 $ 3,296 Full Year 2003 $ 1,024 899 45 27 9 $ 2,004 $ 3,390 Full Year 2004E2 $ 373 437 23 27 2 $ 862 $ 1,085 6 Months 2004E2

Progress Report: Asset Sales $ Millions Power Field Services Production Petroleum Pipeline & Other Asset Sales 900 1000 600 500 250 Closed or Announced 954 1360 410 665 151 Power Field Services Production Pipeline & Other Petroleum $900- $1,200 $1,000 $600- $700 $500- $600 $250- $350 $3.5 billion closed or announced $954 $1,360 $410 $665 $151 Asset sales goal Asset sales closed or announced

Liquidity Update Available cash1 Revolver capacity Total liquidity $ Billions $ 1.5 1.8 $ 3.3 Sep. 30, 2004E $ 1.1 0.9 $ 2.0 Year End 2003 1Defined as readily available cash on deposit or held in short-term investments that is easily accessible for general corporate purposes 24Q 2004 assumes the prepayment of Lakeside as part of the Revolver refinancing in the amount of $271 MM, and $1 billion in Term Loan proceeds $ 2.0 2 0.6 $ 2.6 Year End 2004E

Maturity Schedule as of September 30, 2004 Capital market debt-Non-pipeline1 Pipeline capital market debt2 Gemstone3 Bank debt4 Other Total El Paso Zero Coupon Convert Total including puttable debt $ 66 - 748 6 6 $ 826 - $ 826 $ 244 180 - 11 201 $ 636 - $ 636 $ 1,183 - - 12 170 $ 1,365 $ 975 $ 2,340 $ 668 100 - 7 179 $ 954 - $ 954 Remaining 2004E 2005E 2006E 2007E $ Millions 1Excludes puttable debt of $200 MM in 2007, and assumes exchange rate on euro-denominated debt in effect on September 30, 2004 2Excludes pipeline puttable debt of $75 MM in 2005 and $400 MM in 2007 3During 2Q and 3Q 2004 El Paso purchased approximately $202 MM of Gemstone Notes at an average price of 101.5% 4Reflects repayment of $271 MM of Lakeside as part of proposed Revolver refinancing

1Includes approximately $500 MM that was held in escrow related to Revolver collateral sale proceeds 2Assumes Cedar Breaks I and Cedar Breaks II are sold by year end Estimated Debt (Net of Cash) $ Billions Sep. 30, 2003 Dec. 31, 2003 Sep. 30, 2004E Dec. 31, 2004E Net debt 21.9 20.5 17.1 16.6 $21.9 $20.5 $17.11 $16.62

$ Billions Consolidated Balance Sheet Balance sheet cash Debt and obligations Minority and preferred interests Stockholders' equity Total book capitalization $ 2.3 2 18.9 2 0.5 4.1 $ 23.5 Year End 2004E1 $ 1.4 21.9 3 0.5 4.5 $ 26.9 Year End 2003 1Preliminary and unaudited 2Reflects repayment of $271 MM of Lakeside as part of proposed Revolver refinancing, $1 billion in Term Loan proceeds, and sale of Cedar Breaks I and II 3Includes $174 MM in debt classified as liabilities related to assets held for sale in 2003 10-K $ 1.4 20.0 0.5 4.3 $ 24.8 6 Months 2004E1

Regulated Business Update

El Paso Corporation: Leading Natural Gas Infrastructure Tennessee Gas Pipeline 14,200 miles; 7 Bcf/d El Paso Natural Gas 10,600 miles; 6 Bcf/d Colorado Interstate Gas 4,000 miles; 3 Bcf/d Elba Island LNG 4 Bcf Great Lakes Gas Transmission (50%) 2,100 miles; 3 Bcf/d Florida Gas Transmission (50%) 4,800 miles; 2 Bcf/d Mexico Ventures 106 miles; 2 Bcf/d Mojave Pipeline 400 miles; 0.4 Bcf/d ANR Pipeline 10,600 miles; 6 Bcf/d Wyoming Interstate 600 miles; 2 Bcf/d Cheyenne Plains Pipeline 380 miles; 0.8 Bcf/d Southern Natural Gas 8,000 miles; 3 Bcf/d

2004 Year-to-date Results Each pipeline has filed Form 10-Q for 2Q 2004: El Paso Natural Gas, Southern Natural Gas, Colorado Interstate Gas, Tennessee Gas Pipeline, ANR Pipeline Favorable result in year-to-date earnings; exceeded Long-Range Plan in both 1Q 2004 and 2Q 2004 Favorable result in capital expenditures; spending controlled below the plan level while on target for construction completion

Continued Progress on Growth Growth projects to be completed as planned: CIG Cheyenne Plains in-service December 2004 ANR Westleg in-service November 2004 SNG South System II in-service August 2004 EPNG Line 2000 Power-Up in-service June 2004 Received FERC approval ANR EastLeg (July 2004) ANR Storage Realignment (July 2004) ANR NorthLeg (June 2004) Significant progress made on Seafarer Received binding bids totaling 350 Mdth/d (333 MMcf/d Design Capacity) on WIC Piceance Lateral Expansion

Growth Projects 0.4 1.2 1.2 0.3 -0.4 0.6 -0.5 -0.9 2.9 3.5* *Includes 2.8 LNG 0.5 0.4 0.3 0.6 0.4 0.7 0.7 0.3 0.4 0.2 0.8 0.3 1.4 0.2 N.A. LNG Imports 7.3 0.9 0.3 0.7 Blue Atlantic Pipeline $2.5 billion 2010 1.0 Bcf/d Seafarer Pipeline $276 MM 2008 750 MMcf/d SNG North and South System $445 MM 2002-2003-2004 699 MMcf/d EPNG Line 2000 Power Up $136.4 MM June 2004 320 MMcf/d ANR Westleg $47.8 MM 2004 218 MMcf/d WIC Medicine Bow Expansion $58 MM 2007-2009 560 MMcf/d Cheyenne Plains $384 MM 2004-2005 755 MMcf/d EPNG Ehrenberg to Cadiz (Formerly Line 1903) $71 MM November 2005 365 MMcf/d ANR Eastleg $17.4 MM 2005 142 MMcf/d SNG Elba Island Expansion $158 MM 1Q 2006 3.5 Bcf TGP Freedom Trail Expansion $79.4 MM 2007 100 MMcf/d TGP Northeast ConneXion $32.6 MM 2006 50 MMcf/d 0.6 ANR Northleg $12.7 MM 2005 110 MMcf/d WIC Piceance Lateral Expansion $120.2 MM 2005-early 2006 333 MMcf/d CIG Raton Basin Expansion $94 MM 2005-2008 175 MMcf/d 2003-2012 Flow Changes in Bcf/d

Cheyenne Plains Provides outlet for growing supply of Rocky Mountain natural gas to Midwest markets Full capacity of pipeline secured with long-term contracts Pipeline statistics 380 miles of 36" pipe 755 MMcf/d capacity $384 MM investment Phase I in service late 2004 Approximately $275 MM expected to be financed by project debt

WIC Piceance Pipeline Provides much needed critical infrastructure for producers in the Rocky Mountain region Binding bids received on 350 Mdth/d transportation capacity; FERC application targeted to be filed December 2004 Pipeline statistics 143 miles of 24" pipe 333 MMcf/d capacity $120 MM investment In service date late 2005-early 2006

Panhandle (53.3 Mdth/d) MichCon (60 Mdth/d) Continued Progress with Recontracting SNG: AGL (926.5 Mdth/d)* EPNG: Southwest Gas (150 Mdth/d) TGP National Fuel (173 Mdth/d) ConEd (95 Mdth/d) Knoxville Utilities (55 Mdth/d) Connecticut Natural (33 Mdth/d) Berkshire (32 Mdth/d) ANR Western Gas Resources (15.6 Mdth/d) Atlanta Gas Light (173.2 Mdth/d)* Aquila (95.8 Mdth/d) Piedmont (155 Mdth/d) Public Service (93 Mdth/d) Columbia Gas: Ohio/Kentucky (60 Mdth/d) East Ohio (36 Mdth/d) Southern Connecticut (25 Mdth/d) *Subject to regulatory approval

Contract Portfolio Contract Expiration Portfolio 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2004 2005 2006 2007 2008 2009 2010 Beyond TGP 391 1279 565 662 699 657 354 2362 ANR 184 1233 1749 440 569 228 1002 1371 EPNG 490 563 3191 1469 0 0 11 389 CIG 206 165 223 996 163 462 229 1689 SNG 0 529 139 188 499 189 435 1387 5% 1,271 14% 3,769 21% 5,867 14% 3,755 7% 1,930 6% 1,536 7% 2,031 26% 7,198 Average remaining contract term: 4.8 years Thousands of Dth/d TGP ANR EPNG CIG SNG

Continued Progress with Pipeline Integrity Program In-line inspect all onshore pipelines 6-inch diameter and greater In-line inspection will focus on pipe wall loss Utilizing modern tools/technologies On track to meet mileage goals and costs projection for 2004 Ahead of regulatory requirement

Pipeline Integrity Program 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Pre-2001 2001 2002 2003 2004 Projected Year End Cumulative 1st ILI 17872 19596 22414 24649 26783 Annual 1st time ILI 0 1723 2795 2235 2134 63% 42% 46% 58% 53% Cumulative In-Line Inspection (ILI) Program Goals Cumulative 1st ILI Annual 1st time ILI

Commitment to Pipeline Integrity We have commitment from the highest levels in the company We have substantially enhanced the Integrity program that was in place for a number of years We have established accountabilities and continuous improvement objectives We have developed an aggressive and comprehensive strategy and programs to achieve objectives We have committed the resources to implement the program through a levelized and stable program

Non-Regulated Business Update

Production Update

Business Plan Capital discipline Better portfolio management Cost control Regional autonomy Rigorous reserves reporting process

Capital Discipline Monitor all investment options Consistent risk and economic methodology Balanced allocation of capital Stringent post-mortem evaluation Continual portfolio review Substantial progress to date

Domestic Region Statistics January 1, 2004 Reserves by Area Pre-tax PV-10% Total = $5.6 Billion Texas Gulf Coast 30% Gulf of Mexico 26% Onshore 44% Total = 2.4 Tcfe Texas Gulf Coast 26% Gulf of Mexico 19% Onshore 55%

Domestic Region Statistics: Texas Gulf Coast Texas Gulf Coast 624 Bcfe proved reserves 6.5 R/P ratio* $1,667 MM pre-tax PV-10% *Based on 3Q 2004 production annualized Texas Gulf Coast January 1, 2004

Domestic Region Statistics: Gulf of Mexico Gulf of Mexico 440 Bcfe proved reserves 5.1 R/P ratio* $1,422 MM pre-tax PV-10% *Based on 3Q 2004 production annualized Texas Gulf Coast Gulf of Mexico January 1, 2004

Domestic Region Statistics: Onshore *Based on 3Q 2004 production annualized January 1, 2004 Onshore: Arklatex 363 Bcfe proved reserves 13.0 R/P ratio* $931 MM pre-tax PV-10% Onshore: Rockies 88 Bcfe proved reserves 12.7 R/P ratio* $92 MM pre-tax PV-10% Onshore: CBM 836 Bcfe proved reserves 16.1 R/P ratio* $1,440 MM pre-tax PV-10% Texas Gulf Coast Gulf of Mexico Onshore

June 29 Plan: YTD Report Card June plan update 2004 production (MMcfe/d) 825-875 2004 cash expenses ($/Mcfe) $1.15-$1.30 2004 gas price ($/MMBtu) $4.50 Year-to-date estimates (through September) Production (MMcfe/d) 845 * Cash expenses ($/Mcfe) $1.19 Gas price ($/MMBtu) >$5.50 We are on track to meet our targets *Includes production from Canadian properties divested during 1Q 2004 (50 MMcfe/d). Includes UnoPaso as of July 29, 2004

Operational Update: Turnaround Underway Production in line with June plan Ramp up in drilling activity Completed two acquisitions On target to achieve June 29 plan goals

4Q 2003 1Q 2004 2Q 2004E 3Q 2004E Texas Gulf Coast 333 308 307 262 Onshore 213 224 223 238 GOM 406 369 274 238 International 4 5 1 38 Production by Region Quarterly Average (MMcfe/d) 1Excludes production from Canadian properties divested during 1Q 2004 2Includes 20 MMcfe/d of positive prior period adjustments 9561 9061 805 2 776

Gulf of Mexico West Cameron deep shelf drilling Two new blocks added at sale Successful drilling at Prince Catapult project gaining momentum Production (MMcfe/d) Total cash expenses ($/Mcfe) June Plan* YTD Estimate* 297.7 0.76 293.2 0.79 *Through September 2004

Gulf of Mexico West Cameron 62 & 75 WC 75: Drilling 19,940' TVD Cris "R" Prospect Net drill and evaluate - $10.0 MM WC 62 16,000' TVD Marg "A" Prospect Net drill and evaluate - $6.6 MM WC 62 18,760' TVD Cris "R" Prospect Net drill and evaluate - $8.1 MM

Gulf of Mexico: 2004 Recompletions Recompletions: 47 Capital spent: $32 MM1 Production (Bcfe): 4.0 2004 cash returned: $29 MM2 1Recompletion program accelerated during 3Q 2004 and 4Q 2004 2Estimate for full-year 2004

Texas Gulf Coast Six rigs running vs. one in June Three wells completed; one completing Beast survey reprocessing received Active program for remainder of year Production (MMcfe/d) Total cash expenses ($/Mcfe) June Plan* YTD Estimate* 291.1 0.41 292.2 0.25 *Through September 2004

Texas Gulf Coast: 2nd Half 2004 Highlights June plan goals Drill eight exploration wells and ten development/exploitation wells Continue production enhancement program Complete reprocessing of the "Beast" 3-D seismic survey Current status: Six-rig program in place Activity in line with June plan Exploration Development/exploitation Total 0 4* 4 4 2 6 1 2 3 Type Drilled Drilling Awaiting Rig Status *Three wells completed; one well is in the process of being completed

Texas Gulf Coast: Production Enhancement Projects 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/4/2004 9/4/2004 MMCFE/D 96.018 87.922 80.441 72.247 67.674 64.013 60.856 56.353 53.665 52.157 46.423 43.577 43.881 44.396 44.211 41.712 38.8 38.355 36.641 35.7 34.6 3 Qtr Forecast MMCFE/D 36.641 BASE DECLINE 93.46366406 86.0825685 79.59219444 73.84973919 68.74075328 64.1724538 60.06885944 56.36718559 53.01513037 49.96880321 47.19112412 44.6505733 42.32020458 40.17686005 38.2005397 36.37389155 34.68179648 33.11102787 31.64997087 30.28838956 29.01723288 12 23 17 16 7 7 5 3 11 9 Base Decline Production Uplift 5.0 MMcfe/d Note: Production history and decline is only from 110 completed projects Base Impact 110 projects result in an estimated increase of 1.8 Bcfe gross for 2004 Total cost $4.6 MM (gross) 59 plungers 24 gas lift 27 misc. 26 additional projects for 2004 119 projects identified for 2005 Production (MMcfe/d) Enhancement Projects Base Decline Production

Onshore Horizontals and re-fracs in CBM Exploitation in Uintah and exploration in the Rockies Active drilling in North Louisiana Overall production up 10% YTD Production (MMcfe/d) Total cash expenses ($/Mcfe) June Plan* YTD Estimate* 227.4 0.89 228.5 0.88 *Through September 2004

Coal Bed Methane Raton Production Base production Flow capacity improvements through facility optimization New well performance Improved completion techniques Drill site selection criteria June Plan Actual

Production (MMcf/d) Onshore: 2004 Production Enhancement Projects Arklatex District Summary 91 projects completed $2.2 MM capital Year-to-date Results1 Incremental production 1.1 Bcfe Incremental revenue $3.8 MM Full Year 2004 Results2 Incremental production 2.0 Bcfe Incremental revenue $6.9 MM Decline rate Actual Arklatex Production Impact Production Uplift 8 MMcf/d 1Through September 2004 2Estimate

EP Summary 16 concession areas 8 exploration areas (two operated by EP) 8 development/production areas (two operated by EP) Total area (gross): 2 MM acres Exploration blocks Production blocks Exploration bid round 6 International: Brazil Potiguar Basin Pescada-Arabaiana fields 3Q 2004 Net: 55 MMcfe/d (77% gas) Additional Exploration Blks Camamu / Almada Basin Sardinha Field (BAS 97) Cavala Field (BAS-64) Canapu Field (ELPS) Additional Exploration Blks Espirito Santo Basin BM-ES-5 Santos Basin BS-1

Summary Average daily rate of 55 MMcfe/d for 3Q 2004 since consolidation (July 29, 2004) Approx 4% higher than plan volumes Average daily oil production of 2.1 MBbl/d Approximately 50% hedged through 2006 Brazil: Pescada-Arabaiana June Plan Actual Production (MMcfe/d) Recent Results

International: Brazil Two blocks won in recent bid round Filed Declaration of Commerciality on Lagosta field Negotiations on gas sales agreement ongoing Spud ES-5 well in late 2004 2005 drilling activity at Pescada-Arabaiana One horizontal development well One recompletion Recent Developments

Operational and Financial Review Production (MMcfe/d) Capital expenditures ($ MM)1 Realized prices (excludes hedges) Gas ($/Mcf) Liquids ($/Bbl) Realized prices (includes hedges) Gas ($/Mcf) Liquids ($/Bbl) Production costs ($/Mcfe)2 Other taxes ($/Mcfe) General and administrative expenses ($/Mcfe) Total cash expenses ($/Mcfe)3 1Presented on a cash basis; on an accrual basis, 2003 capital expenditures were $1.4 billion and 2004 capital expenditures are estimated to be $850 MM 2Production costs include lease operating expenses plus production related taxes 3Cash expenses equal total operating expenses less DD&A and other non-cash charges, including ceiling test charges. (See Appendix for reconciliation of 2003 cash expenses.) 1,169 $ 1,568 $ 5.48 $ 26.64 $ 5.38 $ 25.96 $ 0.56 0.01 0.38 $ 0.95 Full Year 2003 Full Year 2004E 825- 875 $ 899 $0.66-$ 0.76 0.01- 0.02 0.48- 0.52 $ 1.15-$ 1.30

Key Take-aways Stabilizing production Improved mix Capex generates good returns Reserves growth Emphasis on improved efficiency Free cash flow positive Continue high-grading portfolio

Power Update

Domestic Power Assets As of December 31, 2003 Contracted power plants: 27 plants; 2,566 net MW Merchant power plants: 11 plants; 1,442 net MW Restructured contract assets: $ Millions Cedar Brakes I & II2 Mohawk River Funding II Mohawk River Funding IV Utility Contract Funding Total $ 610 47 75 829 $ 1,561 $ 348 42 10 112 $ 512 Non-recourse Debt Net Book Value $ 59 5 2 59 $ 125 As of December 31, 2003 Forecasted Annual 2004 EBIT1 12004 plan before corporate overhead allocations and impairments 2Debt is net of unamortized discounts

2004 Power Plant Sales Status Contracted power plants 23 plants closed 2 plants targeted to close by November 30, 2004 1 plant negotiating consent with plant lender Merchant power plants 5 plants closed 4 plants targeted to close by December 31, 2004 Restructured contract assets Mohawk River Funding IV closed Utility Contract Funding closed Total $617 120 8 88 (9) 5 21 850 $ 39 132 72 815 $1,058 Proceeds Projected Debt Removed $ Millions

Remaining Domestic Power Plants Power plants Midland Cogeneration Ventures Berkshire Mid-Georgia Restructured contract assets Cedar Brakes I Cedar Brakes II Mohawk River Funding II Expect sale of remaining domestic assets by end of 2006

Current Profile of International Power Assets South America Central America & Europe Asia Total Number of plants Number of pipelines 1,784 598 2,191 4,573 30 3 $ 1,166 446 694 $ 2,306 15 countries 514 net km Net MW Current Net Book Value $ Millions

South America As of December 31, 2003 Bolivia-to-Brazil Pipeline (3,150 km) Porto Velho (404 MW) Aguaytia (155 MW)* Argentina-to-Chile Pipeline (540 km) Rio Negro (158 MW) Manaus (238 MW) Macae (895 MW) Araucaria (484 MW) Gross MW *For reporting purposes, Aguaytia is included in Central America

Marketing & Trading Update

Overview of Business Two key areas of focus: Production marketing company: Focused on marketing all Production group oil, gas, and NGLs Trade book: Management and liquidation of legacy trade book

Business Update First half 2004 losses due to impact of: Hedge accounting restatement Market volatility Continued progress in the liquidation of trade book Collateral position stable despite record commodity prices

Gas Marketing Overview Gas purchases (3Q 2004E) Sales (3Q 2004E) EP Production 3rd party Total 1.0* 1.0 2.0 Bcf/d Power generation Legacy supply contracts Capacity utilization and spot sales Total 0.2 0.3 1.5 2.0 Bcf/d *Gas purchases from EP Production includes production from joint operating affiliates and royalty gas

Two Types of Accounting Treatment Mark-to-market (MTM) Gas supply contracts Power supply contracts Tolling agreement Accrual Pipeline transportation Storage Affiliate transactions

Cordova Overview 550 MW tolling transaction through 2019 Guaranteed capacity payment sets limit on EP's cash exposure ($26-$30 MM per year) Forward spark spread analysis indicates higher margins in later years YTD gross margin from economic dispatch: $3.5 MM Gross margin Capacity payment Net margin Jan. 2004 Feb. 2004 Mar. 2004 Apr. 2004 May 2004 Jun. 2004 Jul. 2004 - (1.3) (1.3) 0.6 (1.9) (1.3) 0.6 (2.4) (1.8) 1.0 (2.4) (1.4) Aug. 2004 $ Millions YTD 3.5 (16.5) (13.0) 0.8 (2.4) (1.6) - (1.3) (1.3) - (1.3) (1.3) - (1.3) (1.3) Sep. 2004 0.5 (2.4) (1.9)

Alliance Overview 159,596 MMBtu/d through 2015 Transportation demand fees sets limit on EP's cash exposure ($60 MM per year) Forward basis markets are fairly stable and indicate spreads will continue to clear variable costs YTD gross margin from utilization of capacity: $32 MM Gross margin Capacity payment Net margin Jan. 2004 Feb. 2004 Mar. 2004 Apr. 2004 May 2004 Jun. 2004 Jul. 2004 2.7 (4.9) (2.2) 4.4 (5.1) (0.7) 3.3 (5.0) (1.7) 2.7 (5.0) (2.3) 2.5 (5.0) (2.5) 3.9 (5.0) (1.1) 5.7 (5.0) 0.7 Aug. 2004 $ Millions YTD 32.1 (45.0) (12.9) 3.9 (5.0) (1.1) Sept. 2004 3.0 (5.0) (2.0)

Collateral $ Millions Collateral posted Letters of credit Cash Total Collateral held Letters of credit Cash Total Net collateral Less: Production hedge margin Net collateral adjusted 877 187 1,064 250 91 341 (723) (567) (156) 12/31/2003 3/31/2004E 6/30/2004E 9/30/2004E 924 161 1,085 485 126 611 (474) (670) 196 947 203 1,150 468 168 636 (514) (713) 199 961 125 1,086 440 103 543 (543) (817) 274

Remaining Forward Transactions Dec. 31, 2002 Dec. 31, 2003 Mar. 31, 2004 Jun. 30, 2004 Sep. 30, 2004 Dec. 31, 2004E Dec. 31, 2005E Dec. 31, 2006E 2008 & Beyond E Legacy 36882 11507 9981 9582 8881 5620 3783 2739 598 New Business 340 417 499 500 500 500 500 Deal Count Legacy New Business

Key Take-aways Integration of Marketing under common leadership with Production Continuing progress in liquidation of trade book Maximum cash impact from two largest positions, Cordova and Alliance, has been quantified

Revolver Refinancing

Refinancing Plan Facility size Maturity Use of facilities 2005 and 2006 liability management Repayment of Lakeside transaction, currently Issuance of letters of credit, currently Total $ 1,750 3 yrs $ - - 1,100 $ 1,100 $750-$1,250 5 yrs $519-$1,019 231 - $750-$1,250 Revolver* Term Loan B* $ Millions *Documented as one facility

Strong Collateral Package Collateral entities substantially the same as existing facility Tennessee Gas Pipeline El Paso Natural Gas ANR Pipeline WIC ANR Storage CIG Pipeline Bear Creek Collateral value assuming 8.0x-10.0x estimated adjusted 2004 EBITDA minus estimated 12/31/04 year-end debt ranges from $6.5-$9.1 billion

Revolver Security Analysis Covered obligations $3 billion revolver $1 billion revolver CSC investors Aruba Lakeside Nova Scotia loans Other debt/incremental Term B Letters of credit MTM hedge Total Potential $ 3,000 1,000 100 370 275 200 36 250 50 $ 5,281 2003 Revolver at Close Actual $ 3,000 1,000 100 370 275 200 36 138 - $ 5,119 $ Millions $ 2,500 -$ 3,000 - - - - - 500 - 0 - 50 $3,050 Actual New Facility at Close Collateral value ($ billions) Coverage $ 7.6 1.43 $ 7.6 1.48 7.5x $ 5.8 1.91 $ 6.5 2.12 $ 9.1 2.97 7.5x 8.0x 10x

Terms and Conditions

Summary of Terms and Conditions Borrowers*: El Paso Corporation Pipeline Company Borrowers ANR Pipeline Company El Paso Natural Gas Company Tennessee Gas Pipeline Company Colorado Interstate Gas Company Guarantors*: Each entity that owns collateral (and in certain instances the parent company of such entity) will guarantee the obligations of the Borrowers and the other Guarantors. El Paso Corporation will guarantee the obligations of the Pipeline Company Borrowers and the obligations of the Subsidiary Guarantors. Certain Subsidiaries of El Paso Corporation indicated in the term sheet are "Restricted Subsidiaries" that will be subject to the debt, lien and sale of assets covenants and restrictions under the Revolving Credit Facility Restricted Subsidiaries*: Initial Initial Type Amount Undrawn Cost Drawn Cost Revolving Credit Facility $1.75 billion 75 Bps L + 350 Bps Term Loan B up to $1.25 billion L + 325 - 350 Bps Facility: $1.75 billion ($1.1 billion in drawings expected at close) L/C Sublimit: Revolving Credit Facility: [__________], 2007 Term Loan B: [__________], 2009 Maturity: *Substantially the same as existing facility 82

Summary of Terms and Conditions Collateral*: The obligations of the Borrowers and the Subsidiary Guarantors will be secured pari passu by a pledge of the equity interests of the following entities: Tennessee Gas Pipeline Company Tennessee Storage Company (owns 50% of Bear Creek Storage) Southern Gas Storage Company (owns 50% of Bear Creek Storage) ANR Pipeline Company ANR Storage Company El Paso Natural Gas Company El Paso Mojave Pipeline Company (owns 50% of Mojave Pipeline) EPNG Mojave Inc. (owns 50% of Mojave Pipeline) CIG Gas Supply Company (owns 50% of Wyoming Interstate) Wyoming Gas Supply Inc. (owns 50% of Wyoming Interstate) Colorado Interstate Gas Company El Paso ANR Investments, L.L.C. (owns ANR Pipeline Company) El Paso Noric Investments III, L.L.C. (owns Colorado Interstate Gas Company) El Paso TGPC Investments, L.L.C. (owns Tennessee Gas Pipeline Company) El Paso WIC Investments, L.L.C. (owns CIG Gas Supply Company and Wyoming Gas Supply Inc.) Mandatory Prepayments*: Reps & Warranties, Affirm. Covenants: If any Restricted Subsidiary sells assets and receives net cash proceeds above a certain threshold, 80% of proceeds not reinvested will be applied with respect to the Revolving Credit Facility and the term loan Generally similar to current facility *Substantially the same as existing facility

Summary of Terms and Conditions A Pipeline Company Borrower cannot incur additional debt if its ratio of debt to EBITDA on a consolidated basis would exceed 5:1 Additional debt incurred by Pipeline Company Borrower may only be incurred to fund maintenance or expansion capital expenditures, investments eligible to become included in the applicable FERC approved rate base and working capital Additional debt of the Restricted Subsidiaries is limited to certain inter- company loans and debt incurred to refinance debt existing on the closing date of the Revolving Credit Facility Liens securing debt of the Restricted Subsidiaries are limited to those existing on the closing date of the Revolving Credit Facility and liens securing debt refinancing or replacing debt in existence on the closing date No other liens on the Collateral (except agreed permitted liens) In addition, limitation on liens on other property and assets of El Paso Corporation or its Subsidiaries (other than Southern Natural Gas Company and its Subsidiaries that are not Restricted Subsidiaries) securing debt that would require such person to equally and ratably secure the indenture debt of any such person unless arrangements are made to equally and ratably secure the obligations under the Revolving Credit Facility Limitation on the sale of Collateral and assets of Restricted Subsidiaries Limitation on mergers by Credit Related Parties Limitation on repayment of debt Negative Covenants*: *Substantially the same as existing facility

Summary of Terms and Conditions El Paso Corporation may elect to cause Wyoming Interstate Company Ltd. to be sold to Colorado Interstate Gas Company for up to $400,000,000 and, if such sale is consummated, Colorado Interstate Gas Company may incur up to $400,000,000 of additional debt to pay all or a portion of the purchase price for Wyoming Interstate Company Ltd. The proceeds of such debt in excess of the purchase price of Wyoming Interstate Company Ltd. shall not be subject to the mandatory prepayment provisions above Negative Covenants* Continued: Debt to consolidated EBITDA of El Paso Corporation and its consolidated subsidiaries less than a rate to be agreed upon (subject to step-downs) Consolidated EBITDA to interest and dividends at least a rate to be agreed upon (subject to step-ups) Similar to current facility but with a cross event of default instead of a cross acceleration Financial Covenants: Events of Default: Conditions to Closing: Perfection of Security Interests in pledged Collateral Satisfaction of Lakeside and Coastal Petrochemical financings Filing of 10-Qs for first and second quarters *Substantially the same as existing transaction

Summary

Summary Reduced debt Reduced risk Fixed accounting New management Strong liquidity position Strong collateral package Pipelines remain foundation of our cash flows Production getting back on track EP now an equity story

Appendix

Reconciliation of Non-GAAP Numbers El Paso uses unit cash expenses as a key measure of the operating results and effectiveness of our Production business. Unit cash expenses equal total operating expenses less DD&A and other non-cash charges, including ceiling test charges. See page 59 for actual 2003 and forecasted 2004 unit cash expenses. The reconciliation for 2003 unit cash expenses follows: Total operating expenses Less: Depreciation, depletion & amortization Less: Ceiling test charges Total cash expenses 2003 production (Bcfe) Unit cash expenses (Mcfe) $ 1,189 (606) (176) $ 407 427 $ 0.95 $ Millions 2003